UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan	32-0058047
(State of Incorporation)	(IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Issuance of International Transmission Company Bonds, Series K and Series L

On January 23, 2024, International Transmission Company (“ITCTransmission”), a wholly-owned subsidiary of ITC Holdings Corp. (the “Company”), issued $75,000,000 aggregate principal amount of its 5.11% First Mortgage Bonds, Series K, due 2029 (the “Series K Bonds”) and $75,000,000 aggregate principal amount of its 5.38% First Mortgage Bonds, Series L, due 2034 (the “Series L Bonds” and together with the Series K Bonds, the “Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933 (the “Securities Act”). The Bonds were sold by ITCTransmission to accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement dated January 23, 2024 (the “Purchase Agreement”). ITCTransmission agreed to sell the Bonds subject to the satisfaction of certain terms and conditions provided in the Purchase Agreement.

The Bonds were issued under ITCTransmission’s First Mortgage and Deed of Trust (the “Mortgage Indenture”), dated as of July 15, 2003, between ITCTransmission and The Bank of New York Mellon Trust Company, N.A., as successor to BNY Midwest Trust Company, as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture thereto, dated as of December 13, 2023, between ITCTransmission and the Trustee (the “Tenth Supplemental Indenture” and, together with the Mortgage Indenture, the “Indenture”). The Bonds are secured by a first mortgage lien on substantially all of ITCTransmission’s real and tangible personal property equally with all other securities theretofore or thereafter issued under the Mortgage Indenture, with such exceptions as described in, and such releases as permitted by, the Indenture.

Interest on the Series K Bonds is payable semi-annually on January 23 and July 23 of each year, commencing on July 23, 2024, at a fixed rate of 5.11% per annum. Interest on the Series L Bonds is payable semi-annually on January 23 and July 23 of each year, commencing on July 23, 2024, at a fixed rate of 5.38% per annum. ITCTransmission may redeem the Bonds, in whole or in part, in an amount not less than $5,000,000 in aggregate principal amount in the case of a partial redemption, at any time or from time to time with not less than 10 nor more than 60 days’ prior notice at a redemption price equal to the sum of (a) 100% of the principal amount of such Bonds, (b) accrued and unpaid interest thereon to the redemption date and (c) a make-whole amount, if any, determined using a discount rate of treasuries plus 50 basis points. ITCTransmission may also redeem the Series K Bonds in whole on or after December 23, 2028 and the Series L Bonds in whole on or after October 23, 2033 at a redemption price equal to the principal amount of the respective series of Bonds plus accrued and unpaid interest thereon to the redemption date. The principal amount of the Series K Bonds is payable on January 23, 2029 and the principal amount of the Series L Bonds is payable on January 23, 2034.

The Bonds and the Indenture contain events of default customary for such a transaction, including, without limitation, failure to pay interest on any Security (as defined in the Indenture) for 30 days after becoming due; failure to pay principal on any Security when due; failure to comply with material covenants contained in the Indenture, subject to a 30-day cure period; failure to comply with other covenants contained in the Indenture and the other financing agreements relating to the offering of the Bonds, subject to a 60-day cure period; breaches of representations and warranties; defaults in respect of obligations relating to certain debt; certain unsatisfied judgments; and certain events relating to reorganization, bankruptcy and insolvency of ITCTransmission. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Securities then outstanding may declare the principal amount of all the Securities to be immediately due and payable. All amounts are automatically accelerated pursuant to any reorganization, bankruptcy or insolvency Event of Default.

The above description of the Indenture does not purport to be a complete statement of the parties’ rights and obligations thereunder. Such description is qualified in its entirety by reference to the Tenth Supplemental Indenture, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.60, and the Mortgage Indenture, filed with the Company’s Registration Statement on Form S-1, as amended, filed May 10, 2005 as Exhibit 4.5, each of which is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Bonds will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.5	First Mortgage and Deed of Trust, dated as of July 15, 2003, between International Transmission Company and BNY Midwest Trust Company, as trustee (filed with Registrant’s Registration Statement on Form S-1, as amended, Reg. No. 333-123657)

4.60	Tenth Supplemental Indenture, dated as of December 13, 2023, between International Transmission Company and The Bank of New York Mellon Trust Company, N.A. (as successor to BNY Midwest Trust Company), as trustee (including Form of 5.11% First Mortgage Bonds, Series K, due 2029 and Form of 5.38% First Mortgage Bonds, Series L, due 2034).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 23, 2024

ITC HOLDINGS CORP.

By:	/s/ Christine Mason Soneral
Christine Mason Soneral
Its: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary